J.P. MORGAN FUNDS

JPMorgan Opportunistic Equity Long/Short Fund

(Class R2 and Class R5 Shares)

(a series of JPMorgan Trust l)

Supplement dated February 15, 2019

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated March 1, 2018, as supplemented

The Board of Trustees (the “Board”) of the Fund has approved the liquidation and dissolution of Class R2 and Class R5 Shares of the JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) on or about February 26, 2019 (the “Liquidation Date”). Effective immediately, purchases of Class R2 or Class R5 Shares of the Fund will no longer be accepted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-OELS-LIQ-219